SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2006

Morgan Stanley
(Exact Name of Registrant
as Specified in Charter)

Delaware	001-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 9.01(d). Exhibits

8	Tax Opinion of Davis Polk & Wardwell, dated December 7, 2006, relating to the registrant’s Global Medium-Term Notes, Series F, Senior Notes, Leveraged Index-Linked Securities Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement for Leveraged Index-Linked Securities dated December 1, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266; Global Medium-Term Notes, Series F, Senior Notes, Principal Protected Notes Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement for Principal Protected Notes dated December 1, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266; Global Medium-Term Notes, Series F, Senior Notes, Leveraged Index-Linked Securities Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement for Leveraged Index-Linked Securities dated December 7, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266; Global Medium-Term Notes, Series F, Senior Notes, Principal Protected Notes Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement for Principal Protected Notes dated December 7, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266; and Global Medium-Term Notes, Series F, Senior Notes, Review Notes Linked to an Index or Indices, as described in the Prospectus Supplement for Review Notes dated December 7, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY
(Registrant)

Date:	December 7, 2006	By:	/s/ W. Gary Beeson

			Name:	W. Gary Beeson
			Title:	Assistant Secretary and Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

8	Tax Opinion of Davis Polk & Wardwell, dated December 7, 2006, relating to the registrant’s Global Medium-Term Notes, Series F, Senior Notes, Leveraged Index- Linked Securities Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement for Leveraged Index-Linked Securities dated December 1, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266; Global Medium-Term Notes, Series F, Senior Notes, Principal Protected Notes Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement for Principal Protected Notes dated December 1, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333- 131266; Global Medium-Term Notes, Series F, Senior Notes, Leveraged Index- Linked Securities Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement for Leveraged Index-Linked Securities dated December 7, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266; Global Medium-Term Notes, Series F, Senior Notes, Principal Protected Notes Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement for Principal Protected Notes dated December 7, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333- 131266; and Global Medium-Term Notes, Series F, Senior Notes, Review Notes Linked to an Index or Indices, as described in the Prospectus Supplement for Review Notes dated December 7, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266.